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Exhibit 10.2

AMENDMENT

    THIS AMENDMENT ("Amendment") dated the 13th day of December, 2001, amends the Transportation Agreement dated as of January 10, 2001 (the "Agreement") between The United States Postal Service ("USPS") and Federal Express Corporation ("FedEx").

Preamble

    WHEREAS, USPS and FedEx entered into the Agreement in order to provide for the FedEx Services (as such term is defined in the Agreement"),

    WHEREAS, the parties now desire to amend certain provisions of the Agreement as more specifically set forth in this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties agree as follows:

    1. Attachments 1 and 2 (Revision 9 of each) to Exhibit A are hereby deleted in their entirety and Attachments 1 and 2 (Revision 10 of each) to this Amendment are substituted in lieu thereof.

    2. All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

    3. Except as amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all respects.

    IN WITNESS WHEREOF, the parties have signed this Amendment in duplicate, one for each of the Parties, as of December 13, 2001.

THE UNITED STATES POSTAL SERVICE
By:	/s/ J. DWIGHT YOUNG

Title:	Manager, National Mail Transportation Purchasing
FEDERAL EXPRESS CORPORATION
By:	/s/ PAUL J. HERRON

Title:	Vice President, Postal Transportation Management

Attachment 1—Day Product

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Attachment 2—Night Product

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BLANK SPACES CONTAINED CONFIDENTIAL INFORMATION WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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  Exhibit 10.2